Southwest Airlines Co. (the "Company") is providing updated fourth quarter and full year 2023 financial results to update the results furnished in its Form 8-K dated January 25, 2024.

As the Company referenced in its Form 8-K dated January 25, 2024, covering its fourth quarter and full year 2023 financial results (the “2023 Earnings Release”), the amount associated with the ratification bonus that is to be paid to each eligible Pilot, as determined as of the January 22, 2024 ratification date of the collective bargaining agreement with the Southwest Airlines Pilots’ Association ("SWAPA"), was subject to change because of the complexity of making the estimate and the short time between the Pilots’ ratification of the new collective bargaining agreement and the date of the 2023 Earnings Release. Since the 2023 Earnings Release, the Company completed additional and detailed analysis to refine its Pilot ratification bonus accrual estimates as of December 31, 2023, including the related payroll taxes. As a result of this final assessment, the Company recorded incremental expense of $51 million, before the offsetting impact of Profitsharing expense, within Salaries, wages, and benefits, as reflected in Operating expenses, in its 2023 financial statements that will be included in the Company's Annual Report on Form 10-K.

The Company's final assessment of its Pilot ratification bonus accrual estimates in fourth quarter 2023, including the related payroll taxes, also resulted in an offsetting decrease to the Company's outlook for Salaries, wages, and benefits within Operating expenses in first quarter 2024. Therefore, the Company has now adjusted its guidance for first quarter 2024 operating expenses per available seat mile, excluding fuel and oil expense, special items, and profitsharing (“CASM-X”)1,2 to increase in the range of 5 percent to 6 percent, year-over-year, compared with its previous guidance in the range of 6 percent to 7 percent, year-over-year. Further, the Company has now adjusted its guidance for full year 2024 CASM-X1,2 to increase in the range of 5.5 percent to 7 percent, year-over-year, compared with its previous guidance in the range of 6 percent to 7 percent, year-over-year. The Company’s remaining guidance, as provided below and in its 2023 Earnings Release, is not being updated herein:

1Q 2024 Estimation
RASM (a), year-over-year	Up 2.5% to 4.5%
ASMs (b), year-over-year	Up ~10%
Economic fuel costs per gallon[1,3]	$2.70 to $2.80
Fuel hedging premium expense per gallon	$0.08
Fuel hedging cash settlement gains per gallon	$0.02
ASMs per gallon (fuel efficiency)	79 to 81
CASM-X (c), year-over-year[1,2]	Up 5% to 6%
Scheduled debt repayments (millions)	~$7
Interest expense (millions)	~$62

2024 Estimation
ASMs (b), year-over-year	Up ~6%
Economic fuel costs per gallon[1,3]	$2.55 to $2.65
Fuel hedging premium expense per gallon	$0.07
Fuel hedging cash settlement gains per gallon	$0.01
CASM-X (c), year-over-year[1,2]	Up 5.5% to 7%
Scheduled debt repayments (millions)	~$29
Interest expense (millions)	~$249
Aircraft (d)	847
Effective tax rate	23% to 24%
Capital spending (billions)	$3.5 to $4.0
(a) Operating revenue per available seat mile ("RASM" or "unit revenues").
(b) Available seat miles ("ASMs" or "capacity"). The Company's flight schedule is currently published for sale through October 2, 2024. The Company currently expects second quarter 2024 capacity to increase in the range of 8 percent to 10 percent, year-over-year, and third quarter 2024 capacity to increase in the range of 3 percent to 5 percent, year-over-year.
(c) Operating expenses per available seat mile, excluding fuel and oil expense, special items, and profitsharing ("CASM-X").
(d) Aircraft on property, end of period. The Company currently plans for approximately 79 Boeing 737 MAX ("MAX") aircraft deliveries and 49 aircraft retirements in 2024, including 45 Boeing 737-700s ("-700") and four Boeing 737-800s ("-800"). The delivery schedule for the 737-7 ("-7") is dependent on the Federal Aviation Administration ("FAA") issuing required certifications and approvals to The Boeing Company ("Boeing") and the Company. The FAA will ultimately determine the timing of the -7 certification and entry into service, and Boeing may continue to experience supply chain challenges, so the Company offers no assurances that current estimations and timelines will be met.

The following tables provide the line items impacted by the change described above in the Company's unaudited Condensed Consolidated Statement of Income (Loss) previously furnished in its 2023 Earnings Release, for both the three months ended and twelve months ended December 31, 2023. The amounts provided are in accordance with accounting principles generally accepted in the United States ("GAAP"), followed by supplemental Non-GAAP information. See the accompanying Reconciliation of Reported Amounts to Non-GAAP Items (excluding special items) as well as the Company's Note Regarding Use of Non-GAAP Financial Measures.

(in millions, except per share amounts)
(unaudited)	GAAP
	Three months ended	Year ended
	December 31, 2023	December 31, 2023

Total operating expenses - as previously reported	$7,183	$25,824
Additional Pilot contract ratification bonus accrual impact	51	51
Less Profitsharing expense impact (a)	(8)	(8)
Total operating expenses - updated	$7,226	$25,867

Operating income (loss) - as previously reported	$(361)	$267
Additional Pilot contract ratification bonus accrual impact, net	(43)	(43)
Operating income (loss) - updated	$(404)	$224

Income (loss) before income taxes - as previously reported	$(243)	$676
Additional Pilot contract ratification bonus accrual impact, net	(43)	(43)
Income (loss) before income taxes - updated	$(286)	$633

Provision (benefit) for income taxes - as previously reported	$(24)	$178
Additional Pilot contract ratification bonus accrual impact	(10)	(10)
Provision (benefit) for income taxes - updated	$(34)	$168

Net income (loss) - as previously reported	$(219)	$498
Additional Pilot contract ratification bonus accrual impact	(33)	(33)
Net income (loss) - updated	$(252)	$465

Net income (loss) per share, diluted - as previously reported	$(0.37)	$0.81
Additional Pilot contract ratification bonus accrual impact	(0.05)	(0.05)
Net income (loss) per share, diluted - updated	$(0.42)	$0.76
(a) The fourth quarter 2023 additional Pilot ratification bonus accrual results in an $8 million decrease in Profitsharing expense, which results in full year 2023 Profitsharing of approximately $110 million.

(in millions, except per share amounts)
(unaudited)	Non-GAAP
	Three months ended	Year ended
	December 31, 2023	December 31, 2023

Total operating expenses, excluding special items - as previously reported	$6,645	$25,191
Additional Pilot contract ratification bonus accrual impact	3	15
Less Profitsharing expense impact (a)	(8)	(8)
Total operating expenses, excluding special items - updated	$6,640	$25,198

Operating income, excluding special items - as previously reported	$177	$900
Additional Pilot contract ratification bonus accrual impact, net	5	(7)
Operating income, excluding special items - updated	$182	$893

Income before income taxes, excluding special items - as previously reported	$304	$1,288
Additional Pilot contract ratification bonus accrual impact, net	5	(7)
Income before income taxes, excluding special items - updated	$309	$1,281

Provision for income taxes, excluding special items - as previously reported	$71	$302
Additional Pilot contract ratification bonus accrual impact	1	(1)
Provision for income taxes, excluding special items - updated	$72	$301

Net income, excluding special items - as previously reported	$233	$986
Additional Pilot contract ratification bonus accrual impact	4	(6)
Net income, excluding special items - updated	$237	$980

Net income per share, diluted, excluding special items - as previously reported	$0.37	$1.57
Additional Pilot contract ratification bonus accrual impact	0.01	(0.01)
Net income per share, diluted, excluding special items - updated	$0.38	$1.56
(a) The fourth quarter 2023 additional Pilot ratification bonus accrual results in an $8 million decrease in Profitsharing expense, which results in full year 2023 Profitsharing of approximately $110 million.

Footnotes
1See Note Regarding Use of Non-GAAP Financial Measures for additional information on special items. In addition, information regarding special items and economic results is included in the accompanying table Reconciliation of Reported Amounts to Non-GAAP Items (also referred to as "excluding special items").
2Projections do not reflect the potential impact of fuel and oil expense, special items, and profitsharing because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for these projected results is not meaningful or available without unreasonable effort.
3Based on the Company's existing fuel derivative contracts and market prices as of January 17, 2024, first quarter and full year 2024 economic fuel costs per gallon are estimated to be in the range of $2.70 to $2.80 and $2.55 to $2.65, respectively. Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets, or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort. See Note Regarding Use of Non-GAAP Financial Measures.

Cautionary Statement Regarding Forward-Looking Statements
This update contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's financial and operational outlook, expectations, and projected results of operations; (ii) the Company's plans and expectations with respect to capacity; (iii) the Company's expectations with respect to fuel costs, hedging gains, and fuel efficiency, and the Company's related management of risks associated with changing jet fuel prices, including factors underlying the Company's expectations; (iv) the Company's plans, estimates, and assumptions related to repayment of debt obligations, interest expense, effective tax rate, and capital spending, including factors and assumptions underlying the Company's expectations and projections; and (v) the Company's plans, expectations, and goals regarding its fleet and fleet delivery schedule, including with respect to deliveries and retirements, and including factors and assumptions underlying the Company's plans and expectations. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (iii) the emergence of additional costs or effects associated with the cancelled flights in December 2022, including litigation, government investigation and actions, and internal actions; (iv) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees to effectively and efficiently maintain its operations; (v) the Company's ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (vi) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (vii) the Company's dependence on Boeing and Boeing suppliers with respect to the Company's aircraft deliveries, fleet and capacity plans, operations, maintenance, strategies, and goals; (viii) the Company's dependence on Boeing and the Federal Aviation Administration with respect to the certification of the Boeing MAX 7 aircraft and Boeing production volumes; (ix) the Company's dependence on other third parties, in particular with respect to its technology plans, fuel supply, maintenance, environmental sustainability; Global Distribution Systems, and the impact on the Company's operations and results of operations of any third party delays or non-performance; (x) the Company's ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (xi) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (xii) the impact of governmental regulations and other governmental actions on the Company's business plans, results, and operations; and (xiii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 2022.

Southwest Airlines Co.
Condensed Consolidated Statement of Income (Loss)
(in millions, except per share amounts)
(unaudited)

	Three months ended			Year ended
	December 31,			December 31,
	2023	2022	Percent Change	2023	2022	Percent Change
OPERATING REVENUES:
Passenger	$6,211	$5,541	12.1	$23,637	$21,408	10.4
Freight	44	43	2.3	175	177	(1.1)
Other	567	588	(3.6)	2,279	2,229	2.2
Total operating revenues	6,822	6,172	10.5	26,091	23,814	9.6

OPERATING EXPENSES:
Salaries, wages, and benefits	3,161	2,605	21.3	11,152	9,376	18.9
Fuel and oil	1,703	1,585	7.4	6,217	5,975	4.1
Maintenance materials and repairs	351	228	53.9	1,188	852	39.4
Landing fees and airport rentals	465	380	22.4	1,789	1,508	18.6
Depreciation and amortization	415	367	13.1	1,522	1,351	12.7
Other operating expenses	1,131	1,393	(18.8)	3,999	3,735	7.1
Total operating expenses	7,226	6,558	10.2	25,867	22,797	13.5

OPERATING INCOME (LOSS)	(404)	(386)	4.7	224	1,017	(78.0)

OTHER EXPENSES (INCOME):
Interest expense	66	68	(2.9)	259	340	(23.8)
Capitalized interest	(8)	(8)	—	(23)	(39)	(41.0)
Interest income	(159)	(116)	37.1	(583)	(217)	168.7
Loss on extinguishment of debt	—	1	n.m.	—	193	n.m.
Other (gains) losses, net	(17)	(45)	(62.2)	(62)	12	n.m.
Total other expenses (income)	(118)	(100)	18.0	(409)	289	n.m.

INCOME (LOSS) BEFORE INCOME TAXES	(286)	(286)	—	633	728	(13.0)
PROVISION (BENEFIT) FOR INCOME TAXES	(34)	(66)	(48.5)	168	189	(11.1)
NET INCOME (LOSS)	$(252)	$(220)	14.5	$465	$539	(13.7)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.42)	$(0.37)	13.5	$0.78	$0.91	(14.3)
Diluted	$(0.42)	$(0.37)	13.5	$0.76	$0.87	(12.6)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	596	594	0.3	595	593	0.3
Diluted	596	594	0.3	640	642	(0.3)

Southwest Airlines Co.
Reconciliation of Reported Amounts to Non-GAAP Items (excluding special items)
(See Note Regarding Use of Non-GAAP Financial Measures)
(in millions, except per share amounts) (unaudited)

	Three months ended			Year ended
	December 31,			December 31,
	2023	2022	Percent Change	2023	2022	Percent Change
Fuel and oil expense, unhedged	$1,738	$1,701		$6,346	$6,780
Add: Premium cost of fuel contracts designated as hedges	30	26		121	105
Deduct: Fuel hedge gains included in Fuel and oil expense, net	(65)	(142)		(250)	(910)
Fuel and oil expense, as reported	$1,703	$1,585		$6,217	$5,975
Deduct: Fuel hedge contracts settling in the current period, but for which gains were reclassified from AOCI	(5)	(28)		(16)	(40)
Deduct: Premium benefit of fuel contracts not designated as hedges	—	(14)		—	(28)
Fuel and oil expense, excluding special items (economic)	$1,698	$1,543	10.0	$6,201	$5,907	5.0

Total operating expenses, as reported	$7,226	$6,558		$25,867	$22,797
Deduct: TWU 556 Labor contract adjustment (a)	—	—		(180)	—
Deduct: SWAPA Labor contract adjustment (b)	(474)	—		(354)	—
Deduct: Fuel hedge contracts settling in the current period, but for which gains were reclassified from AOCI	(5)	(28)		(16)	(40)
Deduct: Premium benefit of fuel contracts not designated as hedges	—	(14)		—	(28)
Deduct: Impairment of long-lived assets	—	—		—	(35)
Deduct: DOT settlement	(107)	—		(107)	—
Deduct: Litigation settlement	—	—		(12)	—
Total operating expenses, excluding special items	$6,640	$6,516	1.9	$25,198	$22,694	11.0
Deduct: Fuel and oil expense, excluding special items (economic)	(1,698)	(1,543)		(6,201)	(5,907)
Operating expenses, excluding Fuel and oil expense and special items	$4,942	$4,973	(0.6)	$18,997	$16,787	13.2
Add (Deduct): Profitsharing expense	49	49		(110)	(127)
Operating expenses, excluding Fuel and oil expense, special items, and profitsharing	$4,991	$5,022	(0.6)	$18,887	$16,660	13.4

Operating income (loss), as reported	$(404)	$(386)		$224	$1,017
Add: TWU 556 contract adjustment (a)	—	—		180	—
Add: SWAPA contract adjustment (b)	474	—		354	—
Add: Fuel hedge contracts settling in the current period, but for which gains were reclassified from AOCI	5	28		16	40
Add: Premium benefit of fuel contracts not designated as hedges	—	14		—	28
Add: Impairment of long-lived assets	—	—		—	35
Add: DOT settlement	107	—		107	—
Add: Litigation settlement	—	—		12	—
Operating income (loss), excluding special items	$182	$(344)	n.m.	$893	$1,120	(20.3)

Other (gains) losses, net, as reported	$(17)	$(45)		$(62)	$12
Add: Mark-to-market impact from fuel contracts settling in current periods	(9)	17		17	41
Add: Premium benefit of fuel contracts not designated as hedges	—	14		—	28
Add (Deduct): Unrealized mark-to-market adjustment on available for sale securities	—	3		4	(4)
Other (gains) losses, net, excluding special items	$(26)	$(11)	136.4	$(41)	$77	n.m.

	Three months ended			Year ended
	December 31,			December 31,
	2023	2022	Percent Change	2023	2022	Percent Change
Income (loss) before income taxes, as reported	$(286)	$(286)		$633	$728
Add: TWU 556 contract adjustment (a)	—	—		180	—
Add: SWAPA contract adjustment (b)	474	—		354	—
Add: Fuel hedge contracts settling in the current period, but for which gains were reclassified from AOCI	5	28		16	40
Add: Impairment of long-lived assets	—	—		—	35
Add (Deduct): Mark-to-market impact from fuel contracts settling in current periods	9	(17)		(17)	(41)
Add (Deduct): Unrealized mark-to-market adjustment on available for sale securities	—	(3)		(4)	4
Add: Loss on extinguishment of debt	—	1		—	193
Add: DOT settlement	107	—		107	—
Add: Litigation settlement	—	—		12	—
Income (loss) before income taxes, excluding special items	$309	$(277)	n.m.	$1,281	$959	33.6

Provision (benefit) for income taxes, as reported	$(34)	$(66)		$168	$189
Add: Net income tax impact of fuel and special items (c)	106	15		133	47
Provision (benefit) for income taxes, net, excluding special items	$72	$(51)	n.m.	$301	$236	27.5

Net income (loss), as reported	$(252)	$(220)		$465	$539
Add: TWU 556 contract adjustment (a)	—	—		180	—
Add: SWAPA contract adjustment (b)	474	—		354	—
Add: Fuel hedge contracts settling in the current period, but for which gains were reclassified from AOCI	5	28		16	40
Add: Impairment of long-lived assets	—	—		—	35
Add (Deduct): Mark-to-market impact from fuel contracts settling in current periods	9	(17)		(17)	(41)
Add: Loss on extinguishment of debt	—	1		—	193
Add (Deduct): Unrealized mark-to-market adjustment on available for sale securities	—	(3)		(4)	4
Add: DOT settlement	107	—		107	—
Add: Litigation settlement	—	—		12	—
Deduct: Net income (loss) tax impact of fuel and special items (c)	(106)	(15)		(133)	(47)
Net income (loss), excluding special items	$237	$(226)	n.m.	$980	$723	35.5

Net income (loss) per share, diluted, as reported	$(0.42)	$(0.37)		$0.76	$0.87
Add (Deduct): Impact of special items	0.90	(0.01)		1.01	0.36
Add: Net impact of net income (loss) above from fuel contracts divided by dilutive shares	0.02	0.02		—	—
Deduct: Net income (loss) tax impact of special items (c)	(0.15)	(0.02)		(0.21)	(0.07)
Add: GAAP to Non-GAAP diluted weighted average shares difference (d)	0.03	—		—	—
Net income (loss) per share, diluted, excluding special items	$0.38	$(0.38)	n.m.	$1.56	$1.16	34.5

Operating expenses per ASM (cents)	¢ 15.88	¢ 17.49		¢ 15.19	¢ 15.36
Deduct: Impact of special items	(8.55)	(8.20)		(7.82)	(0.03)
Add (Deduct): Fuel and oil expense divided by ASMs	3.74	4.23		3.65	(4.03)
Add (Deduct): Profitsharing expense divided by ASMs	(0.10)	(0.13)		0.07	(0.08)
Operating expenses per ASM, excluding Fuel and oil expense, profitsharing, and special items (cents)	¢ 10.97	¢ 13.39	(18.1)	¢ 11.09	¢ 11.22	(1.2)

(a) Represents changes in estimate related to the contract ratification bonus for the Company’s Flight Attendants as part of the tentative agreement reached in October 2023 with the Transport Workers Union 556 ("TWU 556"). The Company began accruing for all of its open labor contracts on April 1, 2022, and this incremental $180 million expense extends the timeframe covered by the ratification bonus to the date the Flight Attendant contract became amendable on November 1, 2018, to compensate for missed wage increases over that time period. The Company’s consolidated financial statements for the year ended December 31, 2023 include market rate wage accruals for all workgroups with open collective bargaining agreements. See the Note Regarding Use of Non-GAAP Financial Measures for further information.
(b) Represents changes in estimate related to the contract ratification bonus for the Company’s Pilots as part of the tentative agreement reached in December 2023 with SWAPA. The Company began accruing for all of its open labor contracts on April 1, 2022, and this incremental $474 million expense for the three months ended December 31, 2023 represents an increase in retroactive pay associated with wage rates for purposes of calculating the ratification bonus agreed to for Pilots for periods prior to fourth quarter 2023. The Company’s consolidated financial results for all periods prior to the fourth quarter of 2023 included estimated market rate wage accruals for Pilots; however, the tentative agreement includes higher pay rates for those periods in the amounts of $354 million for periods prior to 2023 and $60 million, $27 million, and $33 million for the first, second, and third quarters of 2023, respectively. See the Note Regarding Use of Non-GAAP Financial Measures for further information.
(c) Tax amounts for each individual special item are calculated at the Company's effective rate for the applicable period and totaled in this line item.
(d) Adjustment related to GAAP and Non-GAAP diluted weighted average shares difference, due to the Company being in a Net loss position on a GAAP basis versus a Net income position on a Non-GAAP basis for the three months ended December 31, 2023.

Southwest Airlines Co.
Comparative Consolidated Operating Statistics
(unaudited)

	Three months ended			Year ended
	December 31,		Percent	December 31,		Percent
	2023	2022	Change	2023	2022	Change
Revenue passengers carried (000s)	35,983	32,899	9.4	137,279	126,586	8.4
Enplaned passengers (000s)	44,766	40,536	10.4	171,817	156,982	9.5
Revenue passenger miles (RPMs) (in millions) (a)	35,580	31,303	13.7	136,256	123,843	10.0
Available seat miles (ASMs) (in millions) (b)	45,513	37,490	21.4	170,323	148,467	14.7
Load factor (c)	78.2%	83.5%	(5.3) pts.	80.0%	83.4%	(3.4) pts.
Average length of passenger haul (miles)	989	952	3.9	993	978	1.5
Average aircraft stage length (miles)	739	713	3.6	730	728	0.3
Trips flown	385,291	332,402	15.9	1,459,427	1,298,219	12.4
Seats flown (000s) (d)	61,293	52,000	17.9	231,409	201,913	14.6
Seats per trip (e)	159.1	156.4	1.7	158.6	155.5	2.0
Average passenger fare	$172.60	$168.42	2.5	$172.18	$169.12	1.8
Passenger revenue yield per RPM (cents) (f)	17.46	17.70	(1.4)	17.35	17.29	0.3
RASM (cents) (g)	14.99	16.46	(8.9)	15.32	16.04	(4.5)
PRASM (cents) (h)	13.65	14.78	(7.6)	13.88	14.42	(3.7)
CASM (cents) (i)	15.88	17.49	(9.2)	15.19	15.36	(1.1)
CASM, excluding Fuel and oil expense (cents)	12.14	13.26	(8.4)	11.54	11.33	1.9
CASM, excluding special items (cents)	14.59	17.38	(16.1)	14.79	15.29	(3.3)
CASM, excluding Fuel and oil expense and special items (cents)	10.86	13.26	(18.1)	11.15	11.31	(1.4)
CASM, excluding Fuel and oil expense, special items, and profitsharing expense (cents)	10.97	13.39	(18.1)	11.09	11.22	(1.2)
Fuel costs per gallon, including fuel tax (unhedged)	$3.07	$3.50	(12.3)	$2.95	$3.52	(16.2)
Fuel costs per gallon, including fuel tax	$3.01	$3.27	(8.0)	$2.89	$3.10	(6.8)
Fuel costs per gallon, including fuel tax (economic)	$3.00	$3.18	(5.7)	$2.89	$3.07	(5.9)
Fuel consumed, in gallons (millions)	565	484	16.7	2,143	1,922	11.5
Active fulltime equivalent Employees	74,806	66,656	12.2	74,806	66,656	12.2
Aircraft at end of period (j)	817	770	6.1	817	770	6.1
(a) A revenue passenger mile is one paying passenger flown one mile. Also referred to as "traffic," which is a measure of demand for a given period.
(b) An available seat mile is one seat (empty or full) flown one mile. Also referred to as "capacity," which is a measure of the space available to carry passengers in a given period.
(c) Revenue passenger miles divided by available seat miles.
(d) Seats flown is calculated using total number of seats available by aircraft type multiplied by the total trips flown by the same aircraft type during a particular period.
(e) Seats per trip is calculated by dividing seats flown by trips flown.
(f) Calculated as passenger revenue divided by revenue passenger miles. Also referred to as "yield," this is the average cost paid by a paying passenger to fly one mile, which is a measure of revenue production and fares.
(g) RASM (unit revenue) - Operating revenue yield per ASM, calculated as operating revenue divided by available seat miles. Also referred to as "operating unit revenues," this is a measure of operating revenue production based on the total available seat miles flown during a particular period.
(h) PRASM (Passenger unit revenue) - Passenger revenue yield per ASM, calculated as passenger revenue divided by available seat miles. Also referred to as “passenger unit revenues,” this is a measure of passenger revenue production based on the total available seat miles flown during a particular period.
(i) CASM (unit costs) - Operating expenses per ASM, calculated as operating expenses divided by available seat miles. Also referred to as "unit costs" or "cost per available seat mile," this is the average cost to fly an aircraft seat (empty or full) one mile, which is a measure of cost efficiencies.
(j) Included four Boeing 737 Next Generation aircraft in temporary storage as of December 31, 2022.

Southwest Airlines Co.
Non-GAAP Return on Invested Capital (ROIC)
(See Note Regarding Use of Non-GAAP Financial Measures, and see note below)
(in millions)
(unaudited)

	Twelve Months Ended
	December 31, 2023
Operating income, as reported	$224
TWU 556 contract adjustment	180
SWAPA contract adjustment	354
Net impact from fuel contracts	16
DOT settlement	107
Litigation settlement	12
Operating income, non-GAAP	$893
Net adjustment for aircraft leases (a)	128
Adjusted operating income, non-GAAP (A)	$1,021

Non-GAAP tax rate (B)	23.5%	(d)

Net operating profit after-tax, NOPAT (A* (1-B) = C)	$781

Debt, including finance leases (b)	$8,033
Equity (b)	10,669
Net present value of aircraft operating leases (b)	1,029
Average invested capital	$19,731
Equity adjustment (c)	(168)
Adjusted average invested capital (D)	$19,563

Non-GAAP ROIC, pre-tax (A/D)	5.2%

Non-GAAP ROIC, after-tax (C/D)	4.0%

(a) Net adjustment related to presumption that all aircraft in fleet are owned (i.e., the impact of eliminating aircraft rent expense and replacing with estimated depreciation expense for those same aircraft). The Company makes this adjustment to enhance comparability to other entities that have different capital structures by utilizing alternative financing decisions.
(b) Calculated as an average of the five most recent quarter end balances or remaining obligations. The Net present value of aircraft operating leases represents the assumption that all aircraft in the Company’s fleet are owned, as it reflects the remaining contractual commitments discounted at the Company's estimated incremental borrowing rate as of the time each individual lease was signed.
(c) The Equity adjustment in the denominator adjusts for the cumulative impacts, in Accumulated other comprehensive income and Retained earnings, of gains and/or losses that will settle in future periods, including those associated with the Company's fuel hedges. The current period impact of these gains and/or losses is reflected in the Net impact from fuel contracts in the numerator.
(d) The GAAP full year tax rate as of December 31, 2023, was 26.5 percent, and the full year Non-GAAP tax rate was 23.5 percent. See Note Regarding Use of Non-GAAP Financial Measures for additional information.

Southwest Airlines Co.
Condensed Consolidated Balance Sheet
(in millions)
(unaudited)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$9,288	$9,492
Short-term investments	2,186	2,800
Accounts and other receivables	1,154	1,040
Inventories of parts and supplies, at cost	807	790
Prepaid expenses and other current assets	520	686
Total current assets	13,955	14,808
Property and equipment, at cost:
Flight equipment	26,060	23,725
Ground property and equipment	7,460	6,855
Deposits on flight equipment purchase contracts	236	376
Assets constructed for others	62	28
	33,818	30,984
Less allowance for depreciation and amortization	14,443	13,642
	19,375	17,342
Goodwill	970	970
Operating lease right-of-use assets	1,223	1,394
Other assets	964	855
	$36,487	$35,369
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,862	$2,004
Accrued liabilities	3,606	2,043
Current operating lease liabilities	208	225
Air traffic liability	6,551	6,064
Current maturities of long-term debt	29	42
Total current liabilities	12,256	10,378

Long-term debt less current maturities	7,978	8,046
Air traffic liability - noncurrent	1,728	2,186
Deferred income taxes	2,044	1,985
Noncurrent operating lease liabilities	985	1,118
Other noncurrent liabilities	981	969
Stockholders' equity:
Common stock	888	888
Capital in excess of par value	4,153	4,037
Retained earnings	16,297	16,261
Accumulated other comprehensive income	—	344
Treasury stock, at cost	(10,823)	(10,843)
Total stockholders' equity	10,515	10,687
	$36,487	$35,369

Southwest Airlines Co.
Condensed Consolidated Statement of Cash Flows
(in millions) (unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(252)	$(220)	$465	$539
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	415	367	1,522	1,351
Impairment of long-lived assets	—	—	—	35
Unrealized mark-to-market adjustment on available for sale securities	—	(3)	(4)	4
Unrealized/realized (gain) loss on fuel derivative instruments	14	(44)	—	(2)
Deferred income taxes	(52)	32	159	228
Loss on extinguishment of debt	—	1	—	193
Changes in certain assets and liabilities:
Accounts and other receivables	316	259	(89)	422
Other assets	(14)	(51)	60	(66)
Accounts payable and accrued liabilities	740	500	1,386	936
Air traffic liability	(721)	(175)	29	525
Other liabilities	43	(43)	(137)	(334)
Cash collateral provided to derivative counterparties	(50)	(28)	(56)	(69)
Other, net	(14)	(16)	(171)	28
Net cash provided by operating activities	425	579	3,164	3,790

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(707)	(1,355)	(3,520)	(3,924)
Assets constructed for others	(11)	(9)	(33)	(22)
Purchases of short-term investments	(1,623)	(1,379)	(6,970)	(5,592)
Proceeds from sales of short-term and other investments	1,677	1,810	7,591	5,792
Net cash used in investing activities	(664)	(933)	(2,932)	(3,746)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Employee stock plans	12	12	48	45
Payments of long-term debt and finance lease obligations	(7)	(611)	(85)	(2,437)
Payments of cash dividends	—	—	(428)	—
Proceeds of terminated interest rate derivative instruments	23	—	23	—
Payments for repurchases and conversions of convertible debt	—	—	—	(648)
Other, net	2	2	6	8
Net cash provided by (used in) financing activities	30	(597)	(436)	(3,032)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(209)	(951)	(204)	(2,988)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	9,497	10,443	9,492	12,480

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$9,288	$9,492	$9,288	$9,492

NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES
The Company's unaudited Condensed Consolidated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). These GAAP financial statements may include (i) unrealized noncash adjustments and reclassifications, which can be significant, as a result of accounting requirements and elections made under accounting pronouncements relating to derivative instruments and hedging and (ii) other charges and benefits the Company believes are unusual and/or infrequent in nature and thus may make comparisons to its prior or future performance difficult.
As a result, the Company also provides financial information in this update that was not prepared in accordance with GAAP and should not be considered as an alternative to the information prepared in accordance with GAAP. The Company provides supplemental non-GAAP financial information (also referred to as "excluding special items"), including results that it refers to as "economic," which the Company's management utilizes to evaluate its ongoing financial performance and the Company believes provides additional insight to investors as supplemental information to its GAAP results. The non-GAAP measures provided that relate to the Company’s performance on an economic fuel cost basis include Fuel and oil expense, non-GAAP; Total operating expenses, non-GAAP; Operating expenses, non-GAAP excluding Fuel and oil expense; Operating expenses, non-GAAP excluding Fuel and oil expense and profitsharing; Operating income (loss), non-GAAP; Other (gains) losses, net, non-GAAP; Income (loss) before income taxes, non-GAAP; Provision (benefit) for income taxes, net, non-GAAP; Net income (loss), non-GAAP; Net income (loss) per share, diluted, non-GAAP; and Operating expenses per ASM, non-GAAP, excluding Fuel and oil expense and profitsharing (cents). The Company's economic Fuel and oil expense results differ from GAAP results in that they only include the actual cash settlements from fuel hedge contracts - all reflected within Fuel and oil expense in the period of settlement. Thus, Fuel and oil expense on an economic basis has historically been utilized by the Company, as well as some of the other airlines that utilize fuel hedging, as it reflects the Company’s actual net cash outlays for fuel during the applicable period, inclusive of settled fuel derivative contracts. Any net premium costs paid related to option contracts that are designated as hedges are reflected as a component of Fuel and oil expense, for both GAAP and non-GAAP (including economic) purposes in the period of contract settlement. The Company believes these economic results provide further insight into the impact of the Company's fuel hedges on its operating performance and liquidity since they exclude the unrealized, noncash adjustments and reclassifications that are recorded in GAAP results in accordance with accounting guidance relating to derivative instruments, and they reflect all cash settlements related to fuel derivative contracts within Fuel and oil expense. This enables the Company's management, as well as investors and analysts, to consistently assess the Company's operating performance on a year-over-year or quarter-over-quarter basis after considering all efforts in place to manage fuel expense. However, because these measures are not determined in accordance with GAAP, such measures are susceptible to varying calculations, and not all companies calculate the measures in the same manner. As a result, the aforementioned measures, as presented, may not be directly comparable to similarly titled measures presented by other companies.

Further information on (i) the Company's fuel hedging program, (ii) the requirements of accounting for derivative instruments, and (iii) the causes of hedge ineffectiveness and/or mark-to-market gains or losses from derivative instruments is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings.
The Company’s GAAP results in the applicable periods may include other charges or benefits that are also deemed “special items” that the Company believes make its results difficult to compare to prior periods, anticipated future periods, or industry trends. Financial measures identified as non-GAAP (or as "excluding special items") have been adjusted to exclude special items. For the periods presented, in addition to the items discussed above, special items include:

1.Accruals associated with ongoing labor contract negotiations with TWU 556, which represents the Company’s Flight Attendants. These amounts accrued in 2023 relate to additional compensation for services performed by Employees outside of fiscal year 2023;
2.Accruals associated with the recently ratified Pilot contract. These amounts accrued during the fourth quarter 2023 and/or for the fiscal year 2023, relate to additional compensation for services performed by Employees outside of those applicable fiscal periods;
3.Noncash impairment charges, primarily associated with adjustments to the salvage values for previously retired airframes;

4.A charge associated with a settlement reached with the Department of Transportation as a result of the Company's December 2022 operational disruption;
5.A charge associated with a tentative litigation settlement regarding certain California state meal-and-rest-break regulations for flight attendants;
6.Unrealized mark-to-market adjustment associated with certain available for sale securities; and
7.Losses associated with the partial extinguishment of the Company's Convertible Notes and early prepayment of debt. Such losses are incurred as a result of opportunistic decisions made by the Company to prepay portions of its debt, most of which was incurred during the pandemic in order to provide liquidity during the prolonged downturn in air travel.

Because management believes special items can distort the trends associated with the Company’s ongoing performance as an airline, the Company believes that evaluation of its financial performance can be enhanced by a supplemental presentation of results that exclude the impact of special items in order to enhance consistency and comparativeness with results in prior periods that do not include such items and as a basis for evaluating operating results in future periods. The following measures are often provided, excluding special items, and utilized by the Company’s management, analysts, and investors to enhance comparability of year-over-year results, as well as to industry trends: Fuel and oil expense, non-GAAP; Total operating expenses, non-GAAP; Operating expenses, non-GAAP excluding Fuel and oil expense; Operating expenses, non-GAAP excluding Fuel and oil expense and profitsharing; Operating income (loss), non-GAAP; Other (gains) losses, net, non-GAAP; Income (loss) before income taxes, non-GAAP; Provision (benefit) for income taxes, net, non-GAAP; Net income (loss), non-GAAP; Net income (loss) per share, diluted, non-GAAP; and Operating expenses per ASM, non-GAAP, excluding Fuel and oil expense and profitsharing (cents).

The Company has also provided its calculation of return on invested capital, which is a measure of financial performance used by management to evaluate its investment returns on capital. Return on invested capital is not a substitute for financial results as reported in accordance with GAAP and should not be utilized in place of such GAAP results. Although return on invested capital is not a measure defined by GAAP, it is calculated by the Company, in part, using non-GAAP financial measures. Those non-GAAP financial measures are utilized for the same reasons as those noted above for Net income (loss), non-GAAP and Operating income (loss), non-GAAP. The comparable GAAP measures include charges or benefits that are deemed "special items" that the Company believes make its results difficult to compare to prior periods, anticipated future periods, or industry trends, and the Company’s profitability targets and estimates, both internally and externally, are based on non-GAAP results since "special items" cannot be reliably predicted or estimated. The Company believes non-GAAP return on invested capital is a meaningful measure because it quantifies the Company's effectiveness in generating returns relative to the capital it has invested in its business. Although return on invested capital is commonly used as a measure of capital efficiency, definitions of return on invested capital differ; therefore, the Company is providing an explanation of its calculation for non-GAAP return on invested capital in the accompanying reconciliation in order to allow investors to compare and contrast its calculation to the calculations provided by other companies.

The Company has also provided adjusted debt, invested capital, and adjusted debt to invested capital (leverage), which are non-GAAP measures of financial performance. Management believes these supplemental measures can provide a more accurate view of the Company's leverage and risk, since they consider the Company’s debt and debt-like obligation profile and capital. Leverage ratios are widely used by investors, analysts, and rating agencies in the valuation, comparison, rating, and investment recommendations of companies. Although adjusted debt, invested capital, and leverage ratios are commonly-used financial measures, definitions of each differ; therefore, the Company is providing an explanation of its calculations for non-GAAP adjusted debt and adjusted equity in the accompanying reconciliation below in order to allow investors to compare and contrast its calculations to the calculations provided by other companies. Invested capital is adjusted debt plus adjusted equity. Leverage is calculated as adjusted debt divided by invested capital.

December 31, 2023
(in millions)
Current maturities of long-term debt, as reported	$29
Long-term debt less current maturities, as reported	7,978
Total debt, including finance leases	8,007
Add: Net present value of aircraft operating leases	950
Adjusted debt (A)	$8,957

Total stockholders' equity, as reported	$10,515
Deduct: Equity Adjustment (a)	4
Adjusted equity (B)	$10,511

Invested capital (A+B)	$19,468

Leverage: Adjusted debt to invested capital (A/(A+B))	46%
(a) The Equity adjustment adjusts for the cumulative impacts, in Accumulated other comprehensive income and Retained earnings, of gains and/or losses that will settle in future periods, including those associated with the Company's fuel hedges.